SECURED PROMISSORY NOTE

$15,000,000.00	May 16, 2003

         WHEREAS, SYNAVANT INC., a corporation of the State of Delaware (“Borrower”), DENDRITE INTERNATIONAL, INC. a corporation of the State of New Jersey (“Lender”) and Lender’s wholly-owned subsidiary, Amgis Acquisition Co. (“Amgis”) have entered into an Agreement and Plan of Merger dated as of May 9, 2003, as amended by an Amendment to Merger Agreement, dated May 16, 2003 (as amended, the “Merger Agreement”); and

         WHEREAS, pursuant to the Merger Agreement, Amgis will commence a cash tender offer to purchase all of the issued and outstanding shares of common stock of Borrower and will subsequently be merged with and into Borrower, with Borrower continuing as the surviving corporation in such merger (“Merger”); and

         WHEREAS, Borrower has indicated to Lender a desire for a new funding source to provide liquidity for Borrower in order to help maintain the business of Borrower during the period from the date hereof until the Merger is consummated; and

         WHEREAS, Lender, subject to the terms and conditions of this Promissory Note, is willing to make a bridge loan to Borrower to secure for Lender the continuation of the business of Borrower until the Merger is consummated as contemplated under the Merger Agreement;

NOW, THEREFOR:

         Borrower shall be entitled to make borrowings hereunder by giving Lender prior written notice of each loan requested hereunder, substantially in the form attached hereto as Exhibit A (each a “Borrowing Notice”), specifying the amount, requested date and purpose of each loan and signed by the chief financial officer or controller of Borrower, or such other officer of Borrower as acceptable to Lender. The aggregate principal amount of all loans hereunder outstanding at any given time shall not exceed $15,000,000; provided that, (i) the aggregate principal amount outstanding at any given time prior to June 1, 2003 shall not exceed $6,000,000, and (ii) the aggregate principal amount outstanding at any given time from and including June 1, 2003 through and including June 30, 2003, shall not exceed $9,000,000. Within one business day of the delivery of a Borrowing Notice to the Lender, the Lender unconditionally shall advance the amount of such requested loan, without any offset or counterclaim, to Borrower by wire transfer of immediately available funds to the account of Borrower as Borrower shall designate in the corresponding Borrowing Notice. Any advances hereunder subsequent to the initial advance shall be limited to $1,000,000 in any given day, unless otherwise approved by Lender, which approval shall not be unreasonably withheld. The initial advance hereunder shall be used, among other things, to satisfy all outstanding obligations under and terminate the Revolving Credit and Security Agreement, dated March 31, 2003 between Borrower and certain of its subsidiaries and CapitalSource Finance LLC (the “Credit Agreement”), in each case in accordance with the terms and conditions of the Credit Agreement.

         FOR VALUE RECEIVED, Borrower, unconditionally promises to pay in lawful monies of the United States of America, to the order of Lender, at its office at 1200 Mt. Kemble Avenue, Morristown, NJ 07960-6797 or such other place as the holder hereof may, from time to time, designate in writing the principal amount of all loans outstanding under this Promissory Note together with interest as herein provided.

Principal and interest hereof shall be repaid, without any offset or counterclaim, in one installment on the Maturity Date (as defined below) when the unpaid balance of the principal amount of all loans outstanding and any accrued interest shall be and become immediately due and payable.

Interest on principal hereunder shall be due and payable on the date that principal is due and owing, and shall accrue at a rate of five (5%) per annum from the date hereof until paid in full; provided that any amount of principal (or, to the extent permitted by law, of interest) payable hereunder which is not paid on the Maturity Date shall bear interest payable on demand, from the day when said amount becomes due as aforesaid until it is paid in full, at a rate of eight (8%) per annum.

This Promissory Note shall be terminated and shall become immediately due and payable without notice or demand of any kind, all of which are expressly waived, and Lender shall be entitled to exercise forthwith (to the extent and in such order as Lender may elect, in it sole and absolute discretion) any or all rights and remedies provided for in this Promissory Note, and all other rights and remedies that may otherwise be available to Lender by agreement or at law or in equity if Borrower shall fail to pay any principal or interest owing on this Promissory Note by (i) the Termination Date, as defined under the Merger Agreement, or (ii) the date that the Merger Agreement is terminated for any reason (other than pursuant to Section 8.1(c) (unless the right to terminate under that Section is not available to Borrower), Section 8.1(g) (unless Purchaser has notified Borrower, in writing, in good faith that it intends to close the Merger thereunder and there is a reasonable likelihood that such Merger will occur) or Section 8.1(h) (unless Borrower is in breach of the Merger Agreement) thereunder) or (iii) the date that Borrower shall approve a Superior Proposal (as defined in the Merger Agreement) which has not been submitted by Lender (the earliest of (i), (ii) or (iii) to occur is referred to herein as the “Maturity Date”). Payment on the Maturity Date shall be wire transferred to the account set forth on Exhibit B or such other account as Lender may designate in writing to Borrower.

Borrower may prepay any and all amounts owing hereunder at any time without premium or penalty.

Borrower shall be liable for all costs, charges and expenses, and other sums incurred or advanced by Lender (including reasonable legal fees and disbursements) to collect on the obligations under this Promissory Note after the Maturity Date.

Effective at such time as the principal amount of all loans outstanding under this Promissory Note exceeds $5,000,000, to secure the prompt payment and performance to Lender of all obligations under this Promissory Note, (i) Borrower hereby grants to Lender, a continuing lien and security interest upon and against all of Borrower’s assets, including, without limitation, all accounts, general intangibles, inventory, software and data bases, in each case whether now owned or existing or hereafter created, acquired or arising and wheresoever located, together with all proceeds and products of the foregoing, (ii) Borrower shall execute such UCC-1 financing statements as are required by the Uniform Commercial Code and such other instruments, assignments or documents as are necessary to perfect Lender’s lien and security interest upon any of the collateral and shall take such other reasonable actions as may be required to perfect or to continue the perfection of Lender’s lien and security interest upon the collateral, and (iii) Lender shall be entitled to file, without Borrower’s signature, all necessary or appropriate UCC-1 financing statements, such UCC-1 financing statements to be provided to Borrower in advance of filing for review and comment with regard to being consistent with the above grant of a security interest.

Lender hereby agrees that upon payment in full of all outstanding loans and accrued and unpaid interest hereunder and the termination of this Promissory Note (whether on the Maturity Date or earlier), (i) all obligations of the Borrower hereunder shall be terminated, (ii) all liens granted in connection herewith shall automatically be terminated and have no further effect and rights to collateral shall revert to the Borrower and (iii) Lender shall promptly (but in any event within three business days) execute and file all termination statements and other documents and instruments evidencing such payment and termination, and deliver any collateral held in connection herewith, and take such other actions to effectuate the foregoing as Borrower shall request.

Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Promissory Note are hereby waived. The provisions of this Promissory Note are binding on the heirs, executors, administrators, assigns and successors of Borrower and shall inure to the benefit of Lender and its successors and assigns.

Borrower represents and warrants that the proceeds of the loan advanced on the dated hereof shall be used solely for the purposes set forth in the corresponding Borrowing Notice and that the proceeds of each loan advanced thereafter under this Promissory Note shall be used solely for the purposes as set forth in the applicable Borrowing Notice.

Borrower shall at reasonable intervals permit agents, representatives and employees of Lender to inspect the books and records of Borrower or any part thereof during normal business hours upon reasonable advance notice.

BORROWER HEREBY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS PROMISSORY NOTE.

This Promissory Note and the provisions herein shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed and delivered as of the 16th day of May, 2003.

AS BORROWER, SYNAVANT, INC. By: /S/ WAYNE P. YETTER —————————————— Name: Wayne P. Yetter Title: Chairman and CEO

AS LENDER, DENDRITE INTERNATIONAL, INC. By: /S/ JOHN BAILYE —————————————— Name: John Bailye Title: Chairman and CEO

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Exhibit A

NOTICE OF BORROWING

Date__________________________________

VIA FACSIMILE
Dendrite International, Inc.
Somerset Corporate Center
200 Somerset Corporate Boulevard – 8th Floor
Bridgewater, NJ 08807
Attention:  Kathy Donovan, CFO, and
                   Brent Cosgrove, VP and Corporate Controller

                   Re:   Request for Borrowing Under Promissory Note

        The undersigned is a duly elected and qualified officer of SYNAVANT Inc., a Delaware corporation (the “Borrower”). This Notice of Borrowing is being delivered to you pursuant to the Promissory Note dated as of May 16, 2003, between the Borrower and Dendrite International, Inc., a New Jersey corporation.

        Please wire transfer the proceeds of the loan to the account indicated below.

Requested Date of Loan:

Amount of loan requested:

Bank Account to Receive Funds:
          (Include proper wire transfer instructions)

Purpose:

Sincerely, SYNAVANT, INC., as Borrower By: —————————————— Name: Title:

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EXHIBIT B

LENDER’S ACCOUNT FOR PAYMENT AT THE MATURITY DATE

Dendrite International c/o JP Morgan Chase 1 Chase Plaza New York, NY 10004 Account #: 910-2726222 ABA #: 021 000 021 6